                                                                      EXHIBIT 24

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH AND H. BERNT VON OHLEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 340,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of D.L. Holding Company and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of July, 1993.



                                    /s/ David A. Christensen
                                    ---------------------------------
                                        David A. Christensen

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH AND H. BERNT VON OHLEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 340,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of D.L. Holding Company and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of July, 1993.



                                    /s/ Pierson M. Grieve
                                    ---------------------------------
                                        Pierson M. Grieve

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH AND H. BERNT VON OHLEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 340,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of D.L. Holding Company and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of July, 1993.



                                    /s/ Charles M. Harper
                                    ---------------------------------
                                        Charles M. Harper

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH AND H. BERNT VON OHLEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 340,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of D.L. Holding Company and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of July, 1993.



                                    /s/ N. Berne Hart
                                    ---------------------------------
                                        N. Berne Hart

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH AND H. BERNT VON OHLEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 340,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of D.L. Holding Company and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of July, 1993.



                                    /s/ William A. Hodder
                                    ---------------------------------
                                        William A. Hodder

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH AND H. BERNT VON OHLEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 340,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of D.L. Holding Company and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of July, 1993.



                                    /s/ George C. Howe
                                    ---------------------------------
                                        George C. Howe

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH AND H. BERNT VON OHLEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 340,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of D.L. Holding Company and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of July, 1993.



                                    /s/ Lloyd P. Johnson
                                    ---------------------------------
                                        Lloyd P. Johnson

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH AND H. BERNT VON OHLEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 340,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of D.L. Holding Company and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of July, 1993.



                                    /s/ Reatha Clark King
                                    ---------------------------------
                                        Reatha Clark King

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH AND H. BERNT VON OHLEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 340,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of D.L. Holding Company and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of July, 1993.



                                    /s/ Richard M. Kovacevich
                                    ---------------------------------
                                        Richard M. Kovacevich

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH AND H. BERNT VON OHLEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 340,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of D.L. Holding Company and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of July, 1993.



                                    /s/ Richard S. Levitt
                                    ---------------------------------
                                        Richard S. Levitt

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH AND H. BERNT VON OHLEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 340,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of D.L. Holding Company and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of July, 1993.



                                    /s/ Richard D. McCormick
                                    ---------------------------------
                                        Richard D. McCormick

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH AND H. BERNT VON OHLEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 340,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of D.L. Holding Company and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of July, 1993.



                                    /s/ Cynthia H. Milligan
                                    ---------------------------------
                                        Cynthia H. Milligan

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH AND H. BERNT VON OHLEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 340,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of D.L. Holding Company and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of July, 1993.



                                    /s/ John E. Pearson
                                    ---------------------------------
                                        John E. Pearson

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH AND H. BERNT VON OHLEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 340,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of D.L. Holding Company and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of July, 1993.



                                    /s/ Stephen E. Watson
                                    ---------------------------------
                                        Stephen E. Watson

                              NORWEST CORPORATION

                               Power of Attorney
                           of Director and/or Officer



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint LLOYD P. JOHNSON, RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON, LAUREL A. HOLSCHUH AND H. BERNT VON OHLEN, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 340,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of D.L. Holding Company and its subsidiary, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of July, 1993.



                                    /s/ Michael W. Wright
                                    ---------------------------------
                                        Michael W. Wright